INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Cerprobe Corporation:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                      /s/ KPMG Peat Marwick LLP






Phoenix, Arizona
December 6, 1996